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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to incorporation by reference in the Registration Statement on form S-8 (File No. 333-34742) of Virata Corporation of our report dated
April 26, 2000, except as to Note 14 which is as of April 27, 2000 relating to the financial statements and financial statement schedule, which appears in this Annual Report on Form 10-K.



/s/ PricewaterhouseCoopers LLP

San Jose, California
June 5, 2000